UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2023

CXApp Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39642	85-2104918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Four Palo Alto Square, Suite 200 3000 El Camino Real Palo Alto, CA	94306
(Address of principal executive offices)	(Zip Code)

(650) 575-4456

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	CXAI	The Nasdaq Stock Market LLC
Warrants to purchase common stock	CXAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

References throughout this Form 8-K to “we,” “us,” the “Company” or “our company” are CXApp Inc., unless the context otherwise indicates.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The Company had recognized a liability upon closing of their initial public offering in December 2020, the underwriter’s commissions which was contingently payable upon closing of a future business combination, with the offsetting entry resulting in an initial discount to the securities sold in the initial public offering. The underwriter waived all claims to this deferred commission in June 2022.

The Company recognized the waiver as an extinguishment, with a resulting non-operating gain recognized in its statement of operations for the year ended December 31, 2022. Upon subsequent review and analysis, management concluded that the Company should have recognized the extinguishment of the contingent liability as a reversal in the same relative allocation applied at the initial public offering. Offering costs allocated to the Class A common shares will be reversed against the Class A common shares and the offering cost allocated to the derivative warrant liabilities will be reversed on the statement of operations.

Therefore, the Company’s management and the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) concluded that the Company’s previously issued consolidated financial statements as of and for the year ended December 31, 2022 (the “Annual Report”) and the unaudited financial statements as of June 30, 2022 and September 30, 2022 (the “Quarterly Reports,” and together with the Annual Report, the “Prior Financial Statements”) should no longer be relied upon and that it is appropriate to restate the Annual Report and each of the Quarterly Reports referenced above. As such, the Company will restate its financial statements in a Form 10-K/A (the “Restatement Filing”) for the Company’s consolidated financial statements included in the Original Filing.

Controls and Procedures

The Company’s management has concluded that a material weakness exists in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective.

The change in accounting for the liability extinguishment did not have any impact on the Company’s liquidity, cash flows, costs of operations in the period included in Item 8, Financial Statements and Supplementary Data in the Annual Report. The change in accounting for the liability extinguishment does not impact the amounts previously reported for the Company’s cash, investments held in the trust account, operating expenses or total cash flows from operations for the affected period.

We will provide further specifics on the deficiencies in our internal control over financial reporting and our disclosure controls and procedures, and our plan for remediation, in the Restatement Filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding the Company’s expectations and preliminary estimates of the impact of the restatement on the Company’s Prior Financial Statements; the scope of the restatement and the controls and procedures deficiencies; the belief that the restatement will not affect any other GAAP or non-GAAP measure other than as specified in this Current Report; the timing of the completion of the restatement and the filing of the Restatement Filing; plans to remediate the deficiencies, including the material weakness, with respect to the Company’s internal control over financial reporting and disclosure controls and procedures; the impact of these matters on the Company’s performance and outlook; expectations concerning the Company’s performance and financial outlook; and any statements or assumptions underlying any of the foregoing. You can identify forward looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “if,” “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future events. We cannot assure you that future developments affecting us will be those that we have anticipated. Important risks and uncertainties that could cause actual results to differ materially from our expectations include, among others, risks related to the timely and correct completion of the restatement and related filings; identification of errors in our financial reporting in the future that require us to restate previously issued financial statements, which may subject us to unanticipated costs or regulatory penalties and could cause investors to lose confidence in the accuracy and completeness of our financial statements; the risk that additional information may become known prior to the expected filing with the SEC of the periodic reports described herein or that other subsequent events may occur that would require the Company to make additional adjustments to its financial statements or delay the filing of the corrected or future periodic reports with the SEC; risks related to changes in the effects of the restatement on the Prior Financial Statements or financial results; risks related to higher than expected charges after completing the restatement process; risks related to delays in the filing of the Prior Financial Statements; risks related to our ability to implement and maintain effective internal control over financial reporting in the future, which may adversely affect the accuracy and timeliness of our financial reporting; risks related to changes to accounting rules or regulations; risks related to fluctuations in our tax obligations and effective tax rate and realization of our deferred tax assets, including net operating loss carryforwards, which may result in volatility of our results of operations; risks related to the Company’s plans to remediate any control and procedures deficiencies; risks related to the timing and results of the Company’s review of the effectiveness of internal control over financial reporting and related disclosure controls and procedures; risks related to whether a restatement of financial results will be required for other accounting issues; risks related to the application of accounting or tax principles in an unanticipated manner; risks related to our dependence on key personnel and any changes in our ability to retain key personnel; as well as those risks and uncertainties disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Form S-4, Form 10-K and Form 10-Q filed with the Securities and Exchange Commission, and similar disclosures in subsequent reports filed with the SEC, which are available on our investor relations website at ir.rh.com and on the SEC website at www.sec.gov. Any forward-looking statement made by us in this release speaks only as of the date on which we make it. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CXApp Inc.

Date: April 19, 2023	By:	/s/ Khurram P. Sheikh
	Name:	Khurram P. Sheikh
	Title:	Chairman and Chief Executive Officer